                                                                EXHIBIT 10(tttt)


================================================================================

                          AIRCRAFT PURCHASE AGREEMENT


                            dated as of July 6, 1998

                                    between

                        Overseas Partners Capital Corp.
                                     Seller

                                      and

                           UNITED PARCEL SERVICE CO.
                                     Buyer

                           Five B757-24APF Aircraft
                                   Including
                              Ten P&W 2040 Engines



===============================================================================

                          AIRCRAFT PURCHASE AGREEMENT
                          ---------------------------


     THIS AIRCRAFT PURCHASE AGREEMENT ("Agreement") is made and entered into as of the 6th day of July, 1998, by and between UNITED PARCEL SERVICE CO., a Delaware corporation ("Buyer") with a place of business at 1400 N. Hurstbourne Parkway, Louisville, Kentucky 40223, and Overseas Partners Capital Corp. (as successor to Overseas Partners Capital Corp.), a Delaware corporation ("Seller") having its place of business at 115 Perimeter Center Place, Atlanta, Georgia 30346.

                                    RECITALS
                                    --------


     WHEREAS, Seller owns Five (5) used Boeing Model 757-24APF aircraft including Ten (10) engines, as more particularly described herein and on Exhibit A attached hereto; and,


     WHEREAS, Seller wishes to sell such aircraft and engines to Buyer pursuant to the terms and subject to the conditions set forth in this Agreement; and,

     WHEREAS, Buyer desires to purchase such aircraft and engines pursuant to the terms and subject to the conditions set forth in this Agreement.

     FOR AND IN CONSIDERATION of the mutual covenants contained in this Agreement and other good and valuable consideration, Buyer and Seller (the "Parties") agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS
                                  -----------

     PRIMARY DEFINITIONS.  In addition to words and terms elsewhere defined in
     --------------------
this Agreement, the following words and terms shall have the meanings set forth below:

     AIRCRAFT.  Five (5) used Boeing Model 757-24APF airframes bearing the
     ---------
Manufacturer's Serial Numbers and U.S. Registration Numbers as more particularly set forth on Exhibit A including engines (limited however to the engines identified in Attachment 1 to Exhibit A whether installed on the Aircraft, installed on other aircraft, held as spare engines or undergoing maintenance and repair), all parts, components, equipment and accessories installed or affixed in or on the Aircraft as of July 1, 1998, and used in connection with the Aircraft as more particularly described in Exhibit A (individually and collectively referred to herein as "Aircraft").

     AIRCRAFT ACCEPTANCE RECEIPT.  An acceptance receipt, in the form of Exhibit
     ----------------------------
B attached to this Agreement, executed by Buyer and delivered to Seller concurrently with the Delivery of each Aircraft.

     AIRFRAME.  An Aircraft, excluding Engines.
     ---------

     BUSINESS DAY.  Any day other than a Saturday, Sunday or other day on which
     -------------
banking institutions in New York, New York or Louisville, Kentucky, are authorized or required by law to be closed.

     DELIVERY.  Delivery of an Airframe or Engine shall occur when the following
     ---------
concurrent events performed in accordance with this Agreement shall have occurred: (a) tender of that Airframe or Engine by Seller to Buyer, (b) acceptance by Buyer of that Airframe or Engine, as evidenced by Buyer's execution of the Airframe Acceptance Receipt, or Engine Acceptance Receipt, (c) sale by transfer of title of that Airframe or Engine by Seller to Buyer, and
(d)  payment by Buyer of the Purchase Price for that Airframe or Engine.

     DELIVERY DATE.  The date the Airframe or Engine is delivered as set forth
     --------------
in Section 3.02 and Exhibit A.

     ENGINE ACCEPTANCE RECEIPT. An acceptance receipt, in the form of Exhibit B1
     --------------------------
attached to this Agreement, executed by Buyer and delivered to Seller concurrently with the Delivery of each Engine.

     ENGINES.  Pratt & Whitney 2040 engines, bearing manufacturer serial
     --------
numbers:  P726505, P726508, P726511, P726515, P726518, P726501, P726509,
P726512, P727992, and P726519, whether said engines are installed on the Aircraft, installed on other aircraft, held as spare engine(s), or undergoing maintenance and repair together with all appliances, parts, appurtenances, accessories or other equipment or property installed on or attached to the engines as more particularly described in the Attachment 1 to Exhibit A (individually and collectively referred to herein as "Engines").

     FAA.  The United States Federal Aviation Administration.
     ----

     FAA BILL OF SALE.  A Federal Aviation Administration Bill of Sale (AC Form
     -----------------
8050-2) conveying title to the Aircraft to Buyer, in the form of Exhibit C.

     GUARANTOR.  United Parcel Service of America, Inc.
     ----------

     INDENTURE.  The November 6, 1990 Amended and Restated Trust Indenture and
     ----------
Security Agreement among OPL Funding Corp. Overseas Partners Credit, Inc., and Trustee.

     LEASE.  The November 6, 1990 Amended and Restated Aircraft Lease Agreement
     ------
among Seller, Buyer, and Guarantor, as supplemented and amended.

     PURCHASE PRICE.  The sum to be paid by Buyer to Seller for each Airframe
     ---------------
and Engine, as more particularly set forth on Exhibit A.

     RENT ASSIGNMENT.  The November 6, 1990 Instrument of Conveyance of Basic
     ----------------
Tolls.

     SECURITY AGREEMENT.  The November 6, 1990 Security Agreement between Seller
     -------------------
and OPL Funding Corp.

     TRUSTEE.  U.S. Bank Trust National Association (successor to Continental
     --------
Bank, National Association).

     WARRANTY BILL OF SALE.  A warranty (as to title only) bill of sale,
     ----------------------
conveying title to an Airframe or Engine to Buyer, in the form of Exhibit D or Exhibit D1 respectively.

                                   ARTICLE 2
                        PURCHASE OF AIRCRAFT AND ENGINES
                        --------------------------------

     Section 2.01.  Purchase of Aircraft.  Seller agrees to sell to Buyer, and
     -------------  ---------------------
Buyer agrees to purchase from Seller, the Aircraft pursuant to the terms and subject to the conditions of this Agreement.

     Section 2.02.  Purchase Price.  Buyer shall pay Seller the Purchase Price
     -------------  ---------------
upon Delivery of the Aircraft in accordance with Article 2.04.

     Section 2.03.  Payment of Purchase Price.  All monies payable by Buyer
     -------------  --------------------------
under this Agreement shall be paid in accordance with Article 7, as follows:

          (a) Upon Delivery of each Aircraft, Buyer shall pay to Seller, or its designee, the Purchase Price for that Aircraft.

          (b) If an Aircraft (one Airframe and two Engines) is sold other than simultaneously, the following procedure shall apply:

               1) The Engines shall be sold no earlier than the moment that the Airframe is sold.

               2) When the Airframe is sold, the Purchase Price for the Airframe and each of the two related Engines shall be paid to Seller or its designee.

               3) If the Airframe is sold without the two related Engines being simultaneously sold, Seller must sell and Buyer must buy each of the two related Engines within 30 days after the Airframe sale date.

               4) As to the Purchase Price for each Engine not sold at the same time as the related Airframe: Seller or its designee shall hold such Purchase Price as collateral for Buyer's obligation to buy that Engine. Those collateral funds may be commingled, and shall not accrue interest or other earnings for Buyer's account.

               5) The term of the Lease for each Engine not sold at the same time as the related Airframe shall be extended until the Engine sale date, except that no Basic Tolls under the Lease shall accrue for any Engine after the collateral funds referred to in clause (4) of this Section 2.03(b) have been paid.

               6) The Purchase Price for the Airframe and each Engine shall be applied only when such item is actually sold.

                                   ARTICLE 3
                     AIRCRAFT DELIVERY, TITLE, RISK OF LOSS
                     --------------------------------------

          Section 3.01.  Delivery of Aircraft and Engines.  Seller shall deliver
          -------------  ---------------------------------
the Aircraft including Engines to Buyer pursuant to the procedure set forth in this Article 3.

          Section 3.02.  Place of Acceptance and Delivery.  Acceptance and
          -------------  ---------------------------------
Delivery of each Airframe, and Engine shall be at such location and on such date as more particularly set forth on Exhibit A (or such location and date as are mutually acceptable to Seller and Buyer).

          Section 3.03.  Airframe Delivery Procedure.  At the time of
          -------------  ----------------------------
Delivery of each Airframe:

          (a)  Buyer shall pay Seller the Purchase Price therefor;

          (b) Buyer shall execute and deliver to Seller the Airframe Acceptance Receipt therefor;

          (c)  Seller shall deliver to Buyer the Warranty Bill of Sale therefor;

          (d) Buyer shall deliver to Seller certificates of insurance, evidencing the coverages required under Article 10; and

          (e) Seller shall deliver the FAA Bill of Sale executed by Seller to Buyer in Oklahoma City, Oklahoma, and Buyer shall cause the same to be filed with the FAA Aircraft Registry, in Oklahoma City, Oklahoma, and Buyer shall cause the white and green copies of an Aircraft Registration Application on AC Form 8050-1 describing the Aircraft and naming Buyer as applicant to be filed with the FAA Aircraft Registry in Oklahoma City, Oklahoma.

          Section 3.04.  Engine Delivery Procedure.  At the time of
          -------------  --------------------------
Delivery of each Engine:

          (a)  Buyer shall pay Seller the Purchase Price therefore;

          (b) Buyer shall execute and deliver to Seller the Engine Acceptance Receipt therefor; and

          (c)  Seller shall deliver to Buyer the Warranty Bill of Sale.

          Section 3.05.  Title and Risk of Loss.  Concurrently with the Delivery
          -------------  -----------------------
of each Airframe or Engine by Seller to Buyer, title to, and risk of loss of, damage to or destruction of such Airframe or Engine shall pass from Seller to Buyer. The preceding sentence is without prejudice to Buyer's responsibilities under the Lease.

                                   ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

          Section 4.01.  Seller's Representations and Warranties.  Seller hereby
          -------------  ----------------------------------------
represents and warrants to Buyer that upon Delivery of each Airframe and Engine:

          (a) Seller owns legal title to that Airframe or Engine, free and clear of any and all security interests, liens, claims, charges or encumbrances of the type that Section 11.1 of the Lease would not require Buyer to remove upon redelivery of the Aircraft;

          (b) Seller shall have full power and lawful authority to convey such ownership interest in that Airframe or Engine to Buyer, and;

               (i) Subject to satisfaction of all conditions precedent to its respective obligations under this Agreement, Seller has full corporate power, authority and legal right to execute, deliver and perform this Agreement;

               (ii) Seller has duly authorized, executed and delivered this Agreement and such Agreement constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its respective terms, and;

               (iii) The execution, delivery and performance by Seller of this
                     Agreement does not require any further approval or consent of any other person or entity and does not violate the certificate of incorporation or the by-laws of Seller or any applicable law or governmental rule or regulation, and does not violate any provision or constitute a default under any indenture, mortgage, bank loan or credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument, known to such counsel, to which Seller is a party or by which it is bound or any order or judgment applicable to Seller.

          (c) Buyer shall have received all Seller's legal and equitable title to:

               (i) each Airframe upon filing with the FAA, the related FAA Bill of Sale and delivery of the related Warranty Bill of Sale to Buyer, and

               (ii) each Engine upon execution and delivery of the related
                    Warranty Bill of Sale.

          Section 4.02.  Limitation of Warranty.  THE REPRESENTATIONS AND
          -------------  -----------------------
WARRANTIES OF SELLER SET FORTH IN SECTION 4.01 AND OF OTHERS ASSIGNED IN SECTION
6.01 ARE EXPRESSLY IN LIEU OF, AND SELLER SHALL NOT BE DEEMED TO HAVE MADE, AND BUYER DISCLAIMS, ANY OTHER REPRESENTATIONS, WARRANTIES AND GUARANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, CONCERNING THE AIRCRAFT OR ENGINES AND ANY PART OR COMPONENT, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. WITHOUT LIMITATION OF THE FOREOING, IT IS EXPRESSLY AGREED THAT THE AIRCRAFT AND ENGINES SHALL BE SOLD HEREUNDER ON A COMPLETELY AS IS AND WHERE IS BASIS WITH ALL DEFECTS AND FAULTS,
                          -----     --------
WHETHER LATENT OR PATENT, WHETHER KNOWN OR UNKNOWN. SELLER IS NOT A MANUFACTURER OR A DEALER IN AIRCRAFT OR ENGINES AND BUYER ACKNOWLEDGES AND CONFIRMS THE AIRCRAFT AND ENGINES ARE OF A MAKE, SIZE, DESIGN AND CAPACITY DESIRED BY BUYER AND THE AIRCRAFT IS A USED AIRCRAFT AND ENGINES ARE USED ENGINES AND BUYER CONFIRMS THAT IT HAS NOT, IN ENTERING INTO THIS AGREEMENT, RELIED ON ANY WARRANTY OR REPRESENTATION BY SELLER, EXPRESS OR IMPLIED, EXCEPT AS SET FORTH IN THIS ARTICLE 4, WHETHER ARISING BY APPLICABLE LAW OR OTHERWISE IN REGARD TO THE AIRCRAFT AND ENGINES OR ANY PART THEREOF, AND THE BENEFIT OF ANY SUCH WARRANTY OR REPRESENTATION BY SELLER IS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVED BY BUYER. BUYER WAIVES ANY AND ALL RIGHTS AND REMEDIES IT MAY HAVE AGAINST SELLER RELATING TO ANY OTHER REPRESENTATIONS AND WARRANTIES MADE BY SELLER, WHETHER THE REMEDIES ARISE BY LAW OR OTHERWISE, INCLUDING BUT NOT LIMITED TO, DAMAGES FOR LOSS OF USE, REVENUE OR PROFIT OR OTHER SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES. NO AGREEMENT ALTERING OR EXTENDING SELLER'S LIABILITY FOR REPRESENTATIONS AND WARRANTIES SHALL BE BINDING UPON SELLER UNLESS IN WRITING AND EXECUTED BY SELLER'S AND BUYER'S AUTHORIZED OFFICERS.

          Section 4.03.  Buyer's Representations.  Buyer hereby represents
          -------------  ------------------------
and warrants to Seller that:

          (a) Buyer is duly authorized to execute and deliver this Agreement, and;

          (b) This Agreement constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, and;

          (c) Buyer shall promptly cause Seller's corporate identification and placards identifying Seller as the Owner/Lessor of the Aircraft and Engines to be permanently removed from the Aircraft and Engines, and;

          (d) Subject to satisfaction of all conditions precedent to its obligations under this Agreement, Buyer has full corporate power, authority and legal right to execute, deliver and perform this Agreement, and;

          (e) Buyer has duly authorized, executed and delivered this Agreement and such Agreement constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its respective terms, and;

          (f) The execution, delivery and performance by Buyer of this Agreement does not require any further approval or consent of any other person or entity and does not violate the certificate of incorporation or the by-laws of Buyer or any applicable law or governmental rule or regulation, and does not violate any provision or constitute a default under any indenture, mortgage, bank loan or credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument, known to such counsel, to which Buyer is a party or by which it is bound or any order or judgment applicable to Buyer.

                                   ARTICLE 5
                                 DOCUMENTATION
                                 -------------

          Section 5.01.  Documentation.  Buyer, as lessee of the Aircraft and
          -------------  --------------
Engines, acknowledges possession of all documentation and records relative to the Aircraft and Engines required by the FAA ("Documentation"). Seller agrees that all title, rights and interest to the Documentation for each Airframe or Engine shall pass to Buyer at the time of its Delivery.

                                   ARTICLE 6
                ASSIGNMENT OF WARRANTIES, SERVICE LIFE POLICIES
                -----------------------------------------------
                             AND PATENT INDEMNITIES
                             ----------------------

          Section 6.01.  Assignment of Warranties.  Seller hereby assigns to
          -------------  -------------------------
Buyer, effective upon Delivery of each Airframe or Engine, Seller's interests in any and all existing assignable warranties, service life policies and patent indemnities of manufacturers and maintenance and overhaul providers relating to that Airframe or Engine. Upon the reasonable request by Buyer, and at Buyer's sole cost and expense, Seller shall give notice to any such manufacturers and maintenance and overhaul providers of the assignment of such warranties, service life policies and patent indemnities to Buyer.

                                   ARTICLE 7
                                 PAYMENT, TAXES
                                 --------------

          Section 7.01.  Method of Payment.  Except as otherwise provided in
          -------------  ------------------
this Agreement, all payments to be made by Buyer pursuant to this Agreement shall be made by wire transfer in immediately available United States funds, such payments to be deposited on the dates such payments are due, to the account of Seller at Overseas Partners Capital Corp., ABA # 061000227, BBK First Union National Bank, BNF OPCC Master Account, Acct. # 2080000580001, and to the account of Trustee at ABA # 091000022, BBK U.S. Bank N.A., BNF U.S. Bank Trust / AC-180121167365, OBI Illinois CT / AC-47300121, OPL / AC-77231664.

          Section 7.02.  Payment of Taxes by Buyer.
          -------------  --------------------------

          (a) The Purchase Price of the Airframes and Engines does not include the amount of any sales, use, withholding or excise taxes whatsoever. Any and all taxes, excises, duties and assessments whatsoever, (except taxes levied or assessed against Seller based upon its net income) with respect to the sale of the Aircraft and Engines arising out of the sale or Delivery of any Airframe or Engine, or the ownership, possession, condition, maintenance, use, operation or disposition of any Airframe or Engine after Delivery, in any manner levied, assessed or imposed by any government or subdivision or agency thereof having jurisdiction, shall be the sole responsibility and liability of Buyer,

          (b) Buyer shall promptly pay and discharge when due, unless the validity or application thereof is being contested in good faith, any and all taxes, excises, duties and assessments, together with interest and penalties thereon, if any, the responsibility and liability for which is assumed by Buyer pursuant to the provisions of Section 7.02(a) unless any such tax, excise, duty or assessment is levied, assessed or imposed upon Seller, in which case Seller shall promptly give Buyer notice of such levy, assessment or imposition, whereupon Buyer shall promptly pay and discharge the same, but upon the written request and at the expense of Buyer, Seller shall reasonably assist Buyer in contesting the validity or application thereof. In the event Seller shall receive a refund of all or any part of any such tax, excise, duty or assessment (including a refund of interest and penalties, if any, in connection therewith), the amount of such refund shall promptly be remitted to Buyer by Seller, less any reasonable and customary expenses of Seller associated with contesting the validity or application thereof, not previously reimbursed by Buyer to Seller.

                                   ARTICLE 8
                         EXCUSABLE DELAY, CANCELLATION,
                         ------------------------------
                         TOTAL LOSS OR MATERIAL DAMAGE
                         -----------------------------

          Section 8.01.  Excusable Delay.
          -------------  ----------------

          (a) Neither Party shall be responsible to the other Party for any excusable delay ("Excusable Delay") in the performance of its respective duties under this Agreement. An Excusable Delay shall be deemed to have occurred if a Party's delay in performance is due to causes beyond its respective reasonable control and not occasioned by its respective intentional acts or negligence, including, but not limited to, acts of God, partial or complete destruction of the Aircraft or Engines, court actions and orders, acts of public enemies, orders of any kind of the government of the United States, or any state or local officials, or any civil or military authority, insurrections, riots, earthquake, fire, storm, restraint of government and people or other similar acts or occurrences.

          (b) Upon occurrence of an Excusable Delay, this Agreement shall remain in full force and effect during the period of such Excusable Delay so long as the same does not extend beyond sixty
               (60) days, whether or not consecutive, and the definition of "Delivery Date" shall be modified accordingly.

                                   ARTICLE 9
                                INDEMNIFICATION
                                ---------------

          Section 9.01.  Indemnification. Buyer agrees to indemnify, defend and
          -------------  ----------------
hold harmless Seller, its affiliates, successors, assigns, officers, agents, directors and employees from and against any and all liabilities, damages, losses, expenses, demands, claims, suits or judgments, arising out of the ownership, possession, condition, maintenance, operation, disposition or use of the Aircraft, Engine(s) or other item transferred to Buyer pursuant to this Agreement subsequent to the Delivery, but excluding any damage or loss caused by the negligence or willful misconduct of Seller, its affiliates, successors, assigns, officers, agents, directors and employees. The foregoing sentence is without prejudice to any rights that Buyer may have against Seller under or relating to the Lease, the Indenture, the Security Agreement, or the other documents relating to the leveraged lease contemplated thereby.

                                   ARTICLE 10
                                   INSURANCE
                                   ---------

          Section 10.01.   Liability Insurance.  Buyer shall, at its expense,
          --------------   --------------------
maintain or cause to be maintained, comprehensive aircraft liability insurance covering the ownership, maintenance and use of the Aircraft, with insurers and under terms reasonably satisfactory to Seller and with a minimum aggregate limit of Three Hundred Million Dollars ($300,000,000) per occurrence.

This coverage shall be endorsed to name Seller and its affiliates, successors, assigns, directors, officers, agents and employees as additional insureds ("Additional Insureds"), and shall contain a standard cross-liability clause, breach of warranty clause and a waiver of subrogation to expressly cover the contractual liability to such parties assumed by Buyer in Article 10. Such insurance shall be primary and without rights of contribution from any other insurance which may be available to Seller.

          Section 10.02.   Hull Insurance.  If Buyer, or any successor to
          --------------   ---------------
Buyer's interest in any Aircraft, maintains hull insurance on the Aircraft, Buyer shall require its, or its successor's, hull insurers to waive any and all rights of subrogation which they may have against Seller or its affiliates, assigns, directors, officers, agents and employees for any loss, damages or destruction of the Aircraft.

          Section 10.03.   Insurance Certificates.  Immediately prior to the
          --------------   -----------------------
Delivery (and prior to the expiration of any insurance policy referred to in any previously delivered certificate of insurance), Buyer shall furnish Seller with insurance certificates certifying (a) that the policies of insurance required by this Article 10 are in full force and effect (together with required waivers of subrogation) and (b) that Seller shall be given thirty (30) days prior written notice by the insurers in the event of either cancellation of material change in coverage or cancellation of the waivers of subrogation. Nothing in this Article 10 shall cause Buyer to provide insurance coverage for Buyer's willful misconduct.

          Section 10.04.   Insurance Coverage Term.  The insurance required to
          --------------   ------------------------
be maintained by this Article 10 shall remain in full force and effect for three
(3) years from the Delivery Date.

                                   ARTICLE 11
                               DEFAULT, REMEDIES
                               -----------------

          Section 11.01.   Events of Default.  If any one (1) or more of the
          --------------   ------------------
following events of default (herein "Events of Default") shall happen, then this Agreement may, at the option of the party not in default, be terminated:

          (a) If Buyer shall default in the payment of any monies due hereunder to Seller.

          (b) If either party shall default in the performance of any of the provisions contained in this Agreement (other than as described in Section 11.01(a)), which default shall continue for ten (10) days after written notice of default to the defaulting party;

          (c) If either party shall file a voluntary petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, composition, readjustment, liquidation or similar relief for itself under any present or future statutes, law or regulation, or shall seek or consent to or acquiesce in, the appointment of any trustee, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

          (d) If a petition shall be filed against either party seeking any reorganization, composition, readjustment, liquidation or similar relief under any present or future statute, law or regulation, and shall remain undismissed or unstayed for an aggregate of sixty (60) days (whether or not consecutive), or if any trustee, receiver or liquidator of either party is appointed, which appointment shall remain unvacated, or unstayed for an aggregate of sixty (60) days (whether or not consecutive); and

          (e) If any representation or warranty made by either party herein or made in any statement or certificate furnished or required hereunder, or in connection with the execution and delivery of this Agreement proves untrue in any material respect as of the date of the issuance.

          Section 11.02.    Remedies.
          --------------    ---------

          (a) Upon the occurrence of an Event of Default by Seller, Buyer shall have all rights and remedies available to it at law or equity including, but not limited to, the equitable remedy of specific performance.

          (b) Upon the occurrence of an Event of Default by Buyer, the Seller shall have all rights and remedies available to it at law or equity including, but not limited to, the equitable remedy of specific performance.

                                   ARTICLE 12
                                   CONDITIONS
                                   ----------

          Section 12.01.   Conditions to Buyer's Obligations.  The purchase by
          --------------   ----------------------------------
Buyer of the Aircraft is subject to the following conditions precedent:

          At the time of each Delivery, Fellers, Snider, Blankenship, Bailey & Tippens, P.C., special FAA counsel, shall have confirmed to Seller that such counsel is forthwith furnishing Seller an opinion of said counsel addressed to Seller and Buyer to the effect that:

          (a) (i) a Partial Release releasing such Airframe or Engine from the Indenture,

               (ii) a Partial Release releasing such Airframe or Engine from the Security Agreement,

              (iii) a Partial Termination terminating the Lease as to such
                    Airframe or Engine,

               (iv) a Partial Release of Conveyance of Basic Tolls (Series A),
                    as to such Airframe or Engine,

                (v) the FAA Bill of Sale as to such Aircraft, and

          (b) all instruments necessary to cause the FAA to issue to Buyer an FAA Certificate of Aircraft Registration in the name of Buyer covering the related Aircraft have been duly filed with the FAA; and

          (c) legal title to the related Aircraft is vested in Buyer and the related Airframe or Engine is free and clear of all liens and encumbrances of record. (Items (a) (v), (b) and (c) not to be included for Engine-only deliveries).

          Section 12.02.   Conditions to Seller's Obligations.  Seller's
          --------------   -----------------------------------
obligations under this Agreement are subject to the following conditions precedent:

          (a) The receipt by Seller or its designee of the Purchase Price for the Airframe or Engine then being sold; and

          (b) Seller's receipt of the insurance broker's report and certificates referred to in Section 10.03 for the Airframe or Engine then being sold.

                                   ARTICLE 13
                                 MISCELLANEOUS
                                 -------------

          Section 13.01.   Notices.  Unless otherwise specified in writing by
          --------------   --------
the affected Party, all notices, approvals, requests, consents and other communications given pursuant to this Agreement shall be in writing and shall be deemed effective when received if hand-delivered, sent by facsimile, sent priority/overnight delivery by United Parcel Service, or by certified or registered mail, addressed as follows:

If to Buyer:    United Parcel Service Co.
                1400 N. Hurstbourne Parkway
                Louisville, Kentucky  40223
                Attn:  Air Group Manager
                Telephone:  (502) 329-6500
                Telecopy:  (502) 329-6550

If to Seller:   Overseas Partners Capital Corp.
                115 Perimeter Center Place, Suite 940
                Atlanta, GA  30346
                Attention:  Michael J. Molletta
                Telephone:  (770) 913-6745
                Telecopy:  (770) 913-6756

          Section 13.02.   Exhibits.  All Exhibits described in this Agreement
          --------------   ---------
shall be deemed to be incorporated and made a part of this Agreement, except that if there is any inconsistency between this Agreement and the provisions of any Exhibit, the provisions of this Agreement shall control.

          Section 13.03.   Assignments.  This Agreement, and the rights and
          --------------   ------------
obligations of the Parties hereunder, shall not be assignable or delegable by any Party hereto without the prior written consent of each other Party hereto, which consent may be withheld in the sole discretion of the non-consenting party.

          Section 13.04.   Binding Effect.  This Agreement and the rights and
          --------------   ---------------
obligations of the Parties hereunder, shall be binding upon and inure to the benefit of each of the Parties, their respective permitted successors, assigns and legal representatives.

          Section 13.05.   Captions.  All Article and Section headings used in
          --------------   ---------
this Agreement are for convenience only and shall not in any manner be deemed to limit or restrict the context of the Article or Section to which they relate.

          Section 13.06.   Applicable Law.  This Agreement shall be governed by
          --------------   ---------------
and construed in accordance with the internal laws of the State of New York, U.S.A.

          Section 13.07.   Entire Agreement.  This Agreement shall constitute
          --------------   -----------------
the entire agreement between the Parties with respect to the transaction contemplated herein and shall not in any manner be supplemented, amended or modified except by a written instrument executed on behalf of each of the Parties by their duly authorized representatives.

          Section 13.08.   Expenses.  Each of the Parties hereto shall be
          --------------   ---------
responsible for its own costs and expenses incurred in connection with the negotiation, preparation and execution of this Agreement. Buyer shall be responsible for the fees and expenses of special FAA counsel described in
Section 12.01.

          Section 13.09.   Counterparts.  This Agreement may be executed in
          --------------   -------------
separate counterparts, each of which when so executed shall be deemed to be an original and which, taken together, shall constitute one and the same instrument.


          Section 13.10.   Broker's Commissions.  Buyer and Seller represent to
          --------------   ---------------------
the other that each respectively has negotiated this Agreement directly with the other and that no brokers are entitled to a commission as a result of their actions. Buyer and Seller respectively agree to indemnify and hold one another harmless from and against all claims, demands, liabilities, damages, losses or judgments which may be suffered by the other and which arise out of the actions of or employment by the other with any agent or broker.

          Section 13.11.   Non-Disclosure.
          --------------   ---------------

          (a) Seller covenants and agrees with Buyer for the benefit of Buyer and its parent and affiliates that Seller will not make any use whatsoever of, or cause others to make or assist others in making any use whatsoever, of the corporate or trade name of Buyer, United Parcel Service of America, Inc., or their affiliates, or any portion thereof, or any of their trademarks, or any portion thereof, in connection with any advertising, promotion, publicity or other printed material without the written consent of an officer of Buyer. Seller covenants and agrees that except as provided by the provisions of any law, order, rule or regulation under which Seller is obligated regarding Seller's ordinary business operations, Seller shall make every reasonable effort not to publicly disclose or describe its business relationship with Buyer.

          (b) Buyer covenants and agrees with Seller for the benefit of Seller and its parent and affiliates that Buyer will not make any use whatsoever of, or cause others to make or assist others in making any use whatsoever, of the corporate or trade name of Seller, or Seller's affiliates, or any portion thereof, in connection with any advertising, promotion publicity or other printed material without the written consent of an officer of Seller. Buyer covenants and agrees that except as provided by the provisions of any law, order, rule or regulation under which Buyer is obligated regarding Buyer's ordinary business operations, Buyer shall make every reasonable effort not to publicly disclose or describe its business relationship with Seller.

          (c) It is expressly understood and agreed that Buyer's and Seller's obligations under this Section 13.11 shall survive performance of the terms of this Agreement, its rescission or other termination and that this Section 13.11 shall remain in full force and effect independently of the other provisions of this Agreement.

               IN WITNESS WHEREOF, the Parties do hereby execute this Agreement on the day and year first above written.

                                          OVERSEAS PARTNERS CAPITAL CORP.

                                          By:  /s/     Michael Molleta
                                               -----------------------

                                          Its:  Vice President
                                                --------------


                                          UNITED PARCEL SERVICE CO.

                                          By:  /s/    Matthew J. Capozzoli
                                               ---------------------------

                                          Its:  Vice President
                                                --------------

                                   EXHIBIT A

                                to that certain

                          Aircraft Purchase Agreement

                                    between

                        OVERSEAS PARTNERS CAPITAL CORP.
                                   ("Seller")

                                      and

                           UNITED PARCEL SERVICE CO.
                                   ("Buyer")

                            Dated as of July 6, 1998



I.    AIRCRAFT DESCRIPTION

     A.  AIRCRAFT


         AIRCRAFT   MODEL               REGISTRATION            MANUFACTURER
      ---------------------                                    ---------------
                                           NUMBER               SERIAL NUMBER
                                       -------------           ---------------
        1.  Boeing 757-24APF               N416UP                     23903
        2.  Boeing 757-24APF               N417UP                     23904
        3.  Boeing 757-24APF               N418UP                     23905
        4.  Boeing 757-24APF               N419UP                     23906
        5.  Boeing 757-24APF               N420UP                     23907

     B. ENGINES

        ENGINE MODEL                                   MANUFACTURER
      ----------------                                SERIAL NUMBER
                                                     -----------------


     1. Pratt & Whitney 2040                             P726505
     2. Pratt & Whitney 2040                             P726508
     3. Pratt & Whitney 2040                             P726511
     4. Pratt & Whitney 2040                             P726515
     5. Pratt & Whitney 2040                           * P726529
     6. Pratt & Whitney 2040                             P726501

     7.      Pratt & Whitney 2040                           P726509
     8.      Pratt & Whitney 2040                           P726512
     9.      Pratt & Whitney 2040                        ** P717992
     10.     Pratt & Whitney 2040                           P726519

             *     occasionally identified incorrectly as 726518
             **    occasionally identified incorrectly as 727992

II. AIRCRAFT, ENGINES PURCHASE PRICE, DELIVERY DATE AND DELIVERY LOCATION

    A. AIRCRAFT

      REGISTRATION        PURCHASE           DELIVERY                  DELIVERY LOCATION
        NUMBER             PRICE               DATE
       1.  N416UP      $31,443,330.40      July 29, 1998      Albany, Buffalo or Syracuse, New York
       2.  N417UP      $31,443,330.40      July 29, 1998      Albany, Buffalo or Syracuse, New York
       3.  N418UP      $31,443,330.40      July 29, 1998      Albany, Buffalo or Syracuse, New York
       4.  N419UP      $31,443,330.40      July 29, 1998      Albany, Buffalo or Syracuse, New York
       5.  N420UP      $31,443,330.40      July 29, 1998      Albany, Buffalo or Syracuse, New York

    B. ENGINES

       MANUFACTURER     PURCHASE             DELIVERY                DELIVERY LOCATION
       SERIAL NUMBER     PRICE                 DATE
       1.  P726505     $4,500,000          July 29, 1998      Albany, Buffalo or Syracuse, New York
       2.  P726508     $4,500,000          July 29, 1998      Albany, Buffalo or Syracuse, New York
       3.  P726511     $4,500,000          July 29, 1998      Albany, Buffalo or Syracuse, New York
       4.  P726515     $4,500,000          July 29, 1998      Albany, Buffalo or Syracuse, New York
       5.  P727529     $4,500,000          July 29, 1998      Albany, Buffalo or Syracuse, New York
       6.  P726501     $4,500,000          July 29, 1998      Albany, Buffalo or Syracuse, New York
       7.  P726509     $4,500,000          July 29, 1998      Albany, Buffalo or Syracuse, New York
       8.  P726512     $4,500,000          July 29, 1998      Albany, Buffalo or Syracuse, New York
       9.  P717992     $4,500,000          July 29, 1998      Albany, Buffalo or Syracuse, New York
       10. P726519     $4,500,000          July 29, 1998      Albany, Buffalo or Syracuse, New York

    C. TOTAL PURCHASE PRICE DISTRIBUTION

       1. Trustee: One Hundred Eighty-Four Million, Nine Hundred Thousand Dollars ($184,900,000.00).
       2. Overseas Partners Capital Corp.: Seventeen Million, Three Hundred Sixteen Thousand, Six Hundred Fifty-Two Dollars ($17,316,652.00).

                                   EXHIBIT B

                                to that certain

                          Aircraft Purchase Agreement

                                    between

                        OVERSEAS PARTNERS CAPITAL CORP.
                                   ("Seller")

                                      and

                           UNITED PARCEL SERVICE CO.
                                   ("Buyer")

                            Dated as of July 6, 1998

-------------------------------------------------------------------------------

                      AIRFRAME AND AIRFRAME DOCUMENTATION
                               ACCEPTANCE RECEIPT


          UNITED PARCEL SERVICE CO. ("Buyer") hereby accepts and acknowledges receipt from Overseas Partners Capital Corp. ("Seller"), in accordance with the terms and conditions of the Aircraft Purchase Agreement dated as of July 6, 1998, between the parties hereto, of One (1) Boeing Model 757-24APF Aircraft;

               Registration Number:             N420UP
                                                ------
               Manufacturer's Serial Number:    23907
                                                -----
excluding engines, together with the related Aircraft Documentation, in
    ,     , on July ____, 1998, at         /a.m. /   / p.m. / local time.
---- -----                        ---------

UNITED PARCEL SERVICE CO.


By:
   ------------------------
Title:
      ---------------------
            ("Buyer")

                           ATTACHMENT 1 TO EXHIBIT B

                           AIRCRAFT HOURS AND CYCLES
                           -------------------------

                              AS OF JULY____, 1998

                             BOEING MODEL 757-24APF
                             ------

REGISTRATION NUMBER:            N420UP
                               -------
MANUFACTURER'S SERIAL NUMBER:   23907
                               -------

A.  AIRFRAME:
    ---------

    Aircraft Total Time (Hours) .............................
                                                              ----------------
    Aircraft Total Landings (Cycles) ........................
                                                              ----------------

                                   EXHIBIT B1

                                to that certain

                          Aircraft Purchase Agreement

                                    between

                        OVERSEAS PARTNERS CAPITAL CORP.
                                   ("Seller")

                                      and

                           UNITED PARCEL SERVICE CO.
                                   ("Buyer")

                            Dated as of July 6, 1998

--------------------------------------------------------------------------------

                           ENGINE ACCEPTANCE RECEIPT


          UNITED PARCEL SERVICE CO. ("Buyer") hereby accepts and acknowledges receipt from Overseas Partners Capital Corp. ("Seller"), in accordance with the terms and conditions of the Aircraft Purchase Agreement dated as of July 6, 1998, between the parties hereto, of Engine;

     1.   Manufacturer and Model   Pratt & Whitney 2040
                              Manufacturer Serial Number P726505
          in         ,     , on _________ ____, 1998, at     /a.m. /   / p.m. /
            --------- -----
          local time.

UNITED PARCEL SERVICE CO.

By:
   ----------------------------

Title:
      -------------------------
               ("Buyer")

                           ATTACHMENT 1 TO EXHIBIT B1



                            ENGINE HOURS AND CYCLES
                            -----------------------

                             AS OF JULY ____, 1998



A.  ENGINE
    ------

    Engine Serial Number      Hours        Cycles
    --------------------      -----        ------

1.
    -------                   -----        ------

                                   EXHIBIT C

                                to that certain

                          Aircraft Purchase Agreement

                                    between

                        OVERSEAS PARTNERS CAPITAL CORP.
                                   ("Seller")

                                      and

                           UNITED PARCEL SERVICE CO.
                                   ("Buyer")

                            Dated as of July 6, 1998

--------------------------------------------------------------------------------

                           FAA AIRCRAFT BILL OF SALE
                           -------------------------

                                                                                   FORM APPROVED
               UNITED STATES OF AMERICA                                            OMB NO. 2120-0042
    U.S. DEPARTMENT OF TRANSPORTATION FEDERAL AVIATION ADMINISTRATION
                AIRCRAFT BILL OF SALE
    ------------------------------------------------------------------
             FOR  AND  IN  CONSIDERATION  OF $                     THE
             UNDERSIGNED  OWNER(S)  OF  THE  FULL  LEGAL
             AND  BENEFICIAL  TITLE  OF  THE  AIRCRAFT  DES-
             CRIBED  AS  FOLLOWS:
    -------------------------------------------------------------------------------------------------
       UNITED STATES
    REGISTRATION NUMBER                 N
    -------------------------------------------------------------------------------------------------
    AIRCRAFT MANUFACTURER & MODEL
    -------------------------------------------------------------------------------------------------
    AIRCRAFT SERIAL No.

     ------------------------------------------------------------------------------------------------
              DOES THIS            DAY OF         19
              HEREBY SELL,GRANT, TRANSFER AND
              DELIVER ALL RIGHTS, TITLE AND INTERESTS                     Do Not Write In This Block
              IN AND TO SUCH AIRCRAFT UNTO:                                     FOR FAA USE ONLY
     ------------------------------------------------------------------------------------------------
              PURCHASER NAME AND ADDRESS
              (IF INDIVIDUAL(S). GIVE LAST NAME, FIRST NAME, AND MIDDLE INITIAL.)




    ------------------------------------------------------------------------------------------------------------------------------
              DEALER CERTIFICATE NUMBER
    ------------------------------------------------------------------------------------------------------------------------------
    AND TO                                                EXECUTORS, ADMINISTRATORS, AND ASSIGNS TO HAVE AND TO HOLD
    SINGULARLY THE SAID AIRCRAFT FOREVER, AND WARRANTS THE TITLE THEREOF.
    ------------------------------------------------------------------------------------------------------------------------------
    IN TESTIMONY WHEREOF                            HAVE SET                    HAND AND SEAL THIS                 DAY OF    19
    ------------------------------------------------------------------------------------------------------------------------------

                      NAME (S) OF SELLER                    SIGNATURE (S)                                             TITLE
                      (TYPED OF PRINTED)                  (IN INK) (IF EXECUTED                                 (TYPED OR PRINTED)
                                                          FOR CO-OWNERSHIP, ALL MUST
                                                                SIGN
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
    ACKNOWLEDGMENT (NOT REQUIRED FOR PURPOSES OF FAX RECORDING. HOWEVER, MAY BE REQUIRED BY LOCAL LAW FOR VALIDITY OF THE
    INSTRUMENT)

    ORIGINAL:  TO FAA
    ------------------------------------------------------------------------------------------------------------------------------
    AC Form 8050-2(9/9)


                                   EXHIBIT D

                                to that certain

                          Aircraft Purchase Agreement

                                    between

                        OVERSEAS PARTNERS CAPITAL CORP.
                                   ("Seller")

                                      and

                           UNITED PARCEL SERVICE CO.
                                   ("Buyer")

                            Dated as of July 6, 1998

--------------------------------------------------------------------------------

                             WARRANTY BILL OF SALE
                             ---------------------

          KNOW ALL MEN BY THESE PRESENTS:

          THAT the undersigned, Overseas Partners Capital Corp. ("Seller"), a Delaware corporation, has the power and right to convey the legal and beneficial title to that certain Boeing Model 757-24APF bearing registration number N420UP and Manufacturer's Serial Number 23907 including all fixed equipment, parts, components and accessories installed on said aircraft other than Pratt & Whitney 2040 engines.

          THAT for and in consideration of the sum of Ten Dollars ($10) and other valuable consideration, Seller does, this ____ day of __________, 1998, grant, convey, transfer, bargain and sell, deliver and set over all of its rights, title and interests to and in the above described aircraft, fixed equipment, parts, components and accessories unto UNITED PARCEL SERVICE CO., a Delaware corporation ("Buyer").

          THE FOREGOING CONVEYANCE IS MADE "AS IS" AND "WITH ALL FAULTS", AND (WITHOUT LIMITING THE DISCLAIMERS AND LIMITATIONS MADE IN ARTICLE 4 OF THE AIRCRAFT PURCHASE AGREEMENT REFERRED TO BELOW, WHICH ARE HEREBY INCORPORATED BY THIS REFERENCE), SELLER HEREBY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES OF ANY KIND, INCLUDING AS TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

          The undersigned hereby warrants to Buyer, its successors and assigns, that there is hereby conveyed to Buyer title to the aforesaid aircraft, fixed equipment, parts, components and accessories free and clear of all liens, encumbrances and rights of others of the type that Section 11.1 of the Lease (as defined in the Aircraft Purchase Agreement referred to below) would not require Buyer to remove upon redelivery and that it shall warrant and defend such title forever against all claims and demands whatsoever; and that this bill of sale is made and delivered pursuant to the provisions of the Aircraft Purchase Agreement between Buyer and Seller dated as of July 6, 1998.



                                       OVERSEAS PARTNERS CAPITAL CORP.

                                       By: /s/ Michael Molletta
                                           --------------------

                                       Title: Vice President
                                              --------------
                                                ("Seller")

                                   EXHIBIT D1

                                to that certain

                          Aircraft Purchase Agreement

                                    between

                        OVERSEAS PARTNERS CAPITAL CORP.
                                   ("Seller")

                                      and

                           UNITED PARCEL SERVICE CO.
                                   ("Buyer")

                            Dated as of July 6, 1998

--------------------------------------------------------------------------------

                             WARRANTY BILL OF SALE
                             ---------------------

          KNOW ALL MEN BY THESE PRESENTS:

          THAT the undersigned, ("Seller"), a Delaware corporation, has the power and right to convey the legal and beneficial title to that certain engine Manufacturer Pratt & Whitney and Model 2040 bearing Manufacturer's Serial Number P726519, including all fixed equipment, parts, components and accessories installed on said engine.

          THAT for and in consideration of the sum of Ten Dollars ($10) and other valuable consideration, Seller does, this ____ day of _______, 1998, grant, convey, transfer, bargain and sell, deliver and set over all of its rights, title and interests to and in the above described engine, fixed equipment, parts, components and accessories unto UNITED PARCEL SERVICE CO., a Delaware corporation ("Buyer").

          THE FOREGOING CONVEYANCE IS MADE "AS IS" AND "WITH ALL FAULTS", AND (WITHOUT LIMITING THE DISCLAIMERS AND LIMITATIONS MADE IN ARTICLE 4 OF THE AIRCRAFT PURCHASE AGREEMENT REFERRED TO BELOW, WHICH ARE HEREBY INCORPORATED BY THIS REFERENCE), SELLER HEREBY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES OF ANY KIND, INCLUDING AS TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

          The undersigned hereby warrants to Buyer, its successors and assigns, that there is hereby conveyed to Buyer title to the aforesaid engine, fixed equipment, parts, components and accessories free and clear of all liens, encumbrances and rights of others of the type that Section 11.1 of the Lease (as defined in the Aircraft Purchase Agreement referred to below) would not require Buyer to remove upon redelivery and that it shall warrant and defend such title forever against all claims and demands whatsoever; and that this bill of sale is made and delivered pursuant to the provisions of the Aircraft Purchase Agreement between Buyer and Seller dated as of July 6, 1998.

                                       OVERSEAS PARTNERS CAPITAL CORP.

                                       By: /s/ Michael Molletta
                                           --------------------

                                       Title: Vice President
                                              --------------
                                                ("Seller")